59083 1/00

Prospectus Supplement
dated January 10, 2000 to:
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Putnam International Growth Fund (the "fund")
Prospectuses dated October 30, 1999

In the section entitled "Who manages the fund?" the second paragraph is replaced with the following:

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their experience as portfolio managers or investment analysts over at least the last five years is also shown.

Manager             Since   Experience

Omid Kamshad        1996    1996 - Present       Putnam Management
Managing Director           1995 - Jan. 1996     Lombard Odier International
                                                   Portfolio Management Limited
                            Prior to Apr. 1995   Baring Asset Management
                                                   Company

Justin M. Scott     1991    1988 - Present       Putnam Management
Managing Director

Joshua L. Byrne     2000    1993 - Present       Putnam Management
Senior Vice President

Mark D. Pollard     1999    1990 - Present       Putnam Management
Senior Vice President

Paul C. Warren      1999    1997 - Present       Putnam Management
Senior Vice President       Prior to May 1997    IDS Management, Ltd.